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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2004
                                                          --------------

                        COMMUNITY BANCORP OF NEW JERSEY
                        -------------------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                   000-26587                 22-3666589
          ----------                   ---------                 ----------
(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)



3535 Highway 9 North
Freehold, New Jersey                                                    07728
--------------------                                                    -----
(Address of principal executive offices)                              (Zip Code)

                                 (732) 863-9000
                                 --------------
               Registrant's telephone number, including area code

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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         The following exhibit is filed as part of this Form 8-K

         Exhibit Number    Description
         --------------    -----------

         99 Press release of Registrant dated April 28, 2004 announcing the Registrant's results for the first quarter of 2004.


Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

     The Registrant issued a press release on April 28, 2004 announcing the Registrant's results of operations for the first quarter of 2004.

     The information furnished in this report, including the exhibit to the Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                Page No.
-----------       -----------                                --------

99                Press Release dated April 28, 2004          5 - 7
                  announcing the Registrant's results
                  for the first quarter of 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Community Bancorp of New Jersey, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 COMMUNITY BANCORP OF NEW JERSEY
                                                 -------------------------------
                                                         (Registrant)

Dated:   April 29, 2004                          By: /s/ Marie P. Mueller
                                                     ---------------------------
                                                     MARIE P. MUELLER
                                                     Chief Financial Officer